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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     ---------------------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2000

                     ATLANTIC PREFERRED CAPITAL CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MASSACHUSETTS                   000-25193              04-3439366
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)        (IRS EMPLOYER
         OF INCORPORATION)                               IDENTIFICATION NUMBER)

            101 SUMMER STREET, BOSTON, MA                             02110
            -----------------------------                             -----
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                 (617) 880-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

THIS REPORT CONSISTS OF 6 SEQUENTIALLY NUMBERED PAGES. EXHIBIT INDEX APPEARS ON PAGE 5.


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  (A) PREVIOUS INDEPENDENT ACCOUNTANTS.

                     (i)  On April 3, 2000, Registrant dismissed
                          Wolf & Company, P.C., as the independent accountants for the Registrant.

                     (ii) The reports of Wolf & Company, P.C. on Registrant's
                          financial statements for the years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                     (iii)The decision not to continue the relationship with
                          Wolf & Company, P.C. was recommended and approved by the Registrant's Board of Directors, including the members of the Audit Committee.

                     (iv) In connection with its audits for the years ended
                          December 31, 1999 and 1998 and through April 4, 2000, there have been no disagreements with Wolf & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolf & Company, P.C., would have caused them to make reference thereto in their report on the financial statements.

                     (v) During the two most recent fiscal years and through April 4, 2000, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                     Registrant has submitted a copy of this Form 8-K to Wolf & Company, P.C. and has requested that Wolf & Company, P.C. furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Attached hereto as
                     Exhibit 16 is the letter from Wolf & Company, P.C.

                  (B) NEW INDEPENDENT ACCOUNTANTS.

                     Registrant has engaged KPMG LLP ("KPMG") as its new independent accountants as of April 4, 2000. This decision was made by the Registrant's Board of Directors, including the members of the Audit Committee, on April 3, 2000.
                     The decision to engage KPMG is based on KPMG's experience in providing accounting and auditing services to real estate investment trusts. During the two most recent fiscal years and through April 4, 2000,


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                     Registrant has not consulted with KPMG regarding either (i)
                     the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and no written report or oral advice was provided by KPMG that was an important factor considered by Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a "reportable event", as that term is defined in Item 304(a)(1)(v).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (C) EXHIBITS.

                  The following exhibits are filed herewith:

                  EXHIBIT NO.               DESCRIPTION OF EXHIBIT
                  -----------               ----------------------

                  16                        Letter from Wolf & Company, P.C.
                                            regarding change in certifying
                                            accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ATLANTIC PREFERRED
                                                 CAPITAL CORPORATION

Dated:  April 6, 2000                            By:      /s/ John L. Champion
                                                 Name:    John L. Champion
                                                 Title:   Treasurer



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION OF EXHIBIT                              PAGE NO.
-----------       ----------------------                              --------

16                Letter from Wolf & Company, P.C. regarding             6
                  a change in certifying accountant.



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